CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS (Schedule of Significant Inputs for the Valuation Model used to Estimate Fair Value of Investments - UTStarcom Hong Kong Ltd.) (Details) (UTStarcom Hong Kong Holdings Ltd. [Member], UTStarcom Hong Kong Ltd. [Member], Convertible Bond [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2014
Binomial-Model [Member]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS [Line Items]
Total fair value of invested capital as at valuation date	$ 37,000
Risk-free interest rate (as a percent)	1.69%
Dividend yield (as a percent)	4.00%
Volatility rate (as a percent)	49.00%
Discounted cash flow model [Member]
CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS [Line Items]
Dividend yield (as a percent)	4.00%
Discount rate (as a percent)	40.00%
Estimated debt to equity ratio	1